                                                                   Exhibit 10.17

                                         *   Certain confidential
                                             information contained in this
                                             document, marked by brackets,
                                             has been omitted and filed
                                             separately with the Securities
                                             and Exchange Commission
                                             pursuant to Rule 406 of the
                                             Securities Act of 1933, as
                                             amended.

--------------------------------------------------------------------------------
Agilent Technologies                       Financing Agreement No.
Financing Agreement
Page 1 of 2                                Lessee:  Oplink Communications, Inc.

                                           February 8, 2000

--------------------------------------------------------------------------------
Lessor hereby agrees to finance for Lessee and Lessee hereby agrees to finance with Lessor, subject to the terms of this Financing Agreement ("Agreement"), the personal property together with all attachment, replacements, parts, substitutions, additions, software licenses, repairs, support, consulting and accessories incorporated/affixed, whether or not provided by Agilent ("Product") described in any Lessor Product Schedule ("Schedule") executed by the parties pursuant to this Agreement.
--------------------------------------------------------------------------------


1. NON-CANCELLABLE

This Agreement shall be effective as of the date of execution by both parties. THIS AGREEMENT AND ANY SCHEDULES EXECUTED HEREUNDER CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED HEREIN.

2. RENT; ACCEPTANCE OF PRODUCT

Lessee shall pay to Lessor for use of the Product during the initial and any renewal term of any Schedule, the payment amount specified on said Schedule ("Rent"). Lessee's acceptance will be presumed unless Lessee demonstrates within 14 days after delivery that the Product is not acceptable. Lessor reserves the right to charge interest on any balance which exceeds 30 days past due. Rent shall begin to accrue upon delivery and acceptance of Product ("Rent Commencement Date"). Rent shall accrue whether or not Lessee has received notice that such payment is due.

3. TAXES; INSURANCE

Lessee agrees to pay to Lessor, when due, all license fees, assessments, sales, use, personal property, excise, and other taxes except for taxes based on Lessor's income, now or hereafter imposed on the Product or the possession, operation or use thereof. Lessee shall obtain and maintain liability insurance and insurance against loss or damage to the Product. Upon request, Lessee shall furnish to Lessor a Certificate of Insurance or other evidence of insurance coverage.

4. LOSS OR DAMAGE

Lessee shall bear the entire risk of loss or damage to the Product from any cause whatsoever from the date of delivery until it is returned and received by Lessor. Lessee shall promptly notify Lessor of any loss or damage. No loss or damage shall relieve Lessee of the obligation to pay Rent or perform any other obligation hereunder. In the event of loss or damage, Lessee, at Lessor's option, shall either place the Product in good condition and repair or pay Lessor the buyout option price set out in the applicable Schedule.

5. INTELLECTUAL PROPERTY RIGHTS

Unless otherwise stated in writing by Lessor, Lessor copyrighted material (software and printed documentation) may not be copied except for archival purposes, to replace a defective copy or for program error verification. If Lessor's software license is included in Product, then Lessor's standard software terms shall apply. Lessor will defend or settle any claim against Lessee that an Agilent Product or Support delivered under this Agreement infringes a patent, utility model, industrial design, copyright, mask work or trademark in the country where Lessee uses the Agilent Product or receives Support, provided Lessee: (i) promptly notifies Lessor in writing of the claim; and (ii) cooperates with Lessor in, and grants Lessor sole authority to control the defense and any related settlement. Lessor will pay the cost of such defense and settlement and any costs and damages finally awarded by a court against Lessee. If such a claim is made, Lessor may procure the right for Lessee to continue using the Agilent Product, may modify the Product or replace it. If use of the Agilent Product is enjoined by a court and Lessor determines that none of these alternatives is reasonably available, Lessor will take back the Agilent Product and refund its depreciated value if a purchase option has been exercised. Lessor has not obligation for any claim of infringement arising from:
(i) Lessor's compliance with any designs, specifications or instructions of Lessee; (ii) modification of the Agilent Product by Lessee or a third party;
(iii) use of the Agilent Product in a way not specified by Lessor; or (iv) use of the Agilent Product with Non-Agilent products not supplied by Lessor. These terms state the entire liability of Lessor for claims of infringements.

6. IDENTIFICATION; PERSONAL PROPERTY

If Lessee is in compliance with the terms of this Agreement and applicable Schedules, Lessee shall have quiet enjoyment of the Product. No other right, title or interest shall pass to Lessee. Lessor, at its own expense, may require markings to be affixed to or placed on the Product to give notice of Lessor's ownership thereof. Both parties hereby confirm their intent that the Product shall always remain and be deemed personal property even though said Product may hereafter become attached or affixed to real property.

7. USE; RELOCATION; ASSIGNMENT

Lessee will operate the Product in accordance with manufacturer's manuals and instructions, by competent and duly qualified personnel only, in accordance with applicable governmental regulations, if any, and for business, medical, scientific, or commercial purposes only, and not for personal use. Lessee agrees not to sell, assign, sublet, hypothecate or otherwise encumber or suffer a lien upon or against any interest in this Agreement, any Schedule hereunder, or the Product. Lessee agrees not to alter the Product or remove the Product from its original location without Lessor's prior written consent. Relocation by Lessor's support personnel shall not constitute Lessor's consent.

This Agreement, and the obligations of Lessee to make payments hereunder, may be assigned by Lessor and reassigned in whole or in part to one or more Assignees at any time subsequent to its execution, without the necessity of obtaining the consent of Lessee. Lessor agrees to give notice of assignment to Lessee and upon receipt of such notice Lessee agrees to make all payments to the Assignee designated in the assignment. Lessee agrees to execute all documents, including Notices of Assignment, which may be reasonably request and provided by Lessor or its Assignee in order to protect their interest in the Product and in this Agreement.

8. SUPPORT; REPAIRS

If Lessee finances Support provided by Lessor the term of the financed support is non-cancellable. Lessee acknowledges that the finance period and Support period may not correspond. If no order for Support is made, Lessee, at its own costs and expense, shall keep the Product in good repair, condition and working order.

9. WARRANTY

For Agilent Product, Lessee shall have the benefit of applicable manufacturer's warranties which are normally furnished to purchasers of identical product manufactured by Agilent. THIS WARRANTY IS EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. LESSOR SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10. NON-AGILENT PRODUCT; NON-AGILENT VENDOR

Lessee acknowledges that it has selected the Vendor and Product supplied by Vendor. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED WHATSOEVER WITH RESPECT TO VENDOR'S PRODUCT, AND AS TO LESSOR, LESSEE ACQUIRES THE PRODUCT "AS IS". If Vendor's Product is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against Vendor and shall, nevertheless, pay lessor all payments due under the Agreement.

It is Lessee's sole responsibility to acquire updates or other necessary documentation to Vendor's Product. If Lessee should forfeit any rights granted to Lessee, or if Vendor terminates any rights granted to Lessee, payment shall continue uninterrupted to Lessor. Lessee agrees that it will not assert any defense, deduction, abatement, counterclaim or set-off against Lessor. Lessee understands and agrees that neither Vendor nor any employee, agent, or representative of Vendor is an agent of Lessor. No agent of Vendor is authorized to waive or alter any terms or conditions of this Agreement, and no representations as to the Vendor's Product or any other matter by Vendor shall in any way affect Lessee's obligations under this Agreement.

11. RETURN OF POLICY

Upon expiration or termination, Lessee, at its own risk and expense, shall have the Product packed for shipment in accordance with manufacturer's specifications and shall immediately return the Product to Lessor in the same condition as when delivered, ordinary wear and tear excepted, freight prepaid and insured, to Lessor's remarketing facility.

12. LIMITATION OF LIABILITY

For Agilent Product, Lessor will be liable for damage to tangible property per incident up to the greater of $300,000 or the actual charges paid to Lessor for the Product that is the subject of the claim, and for damages for bodily injury or death, to the extent that all such damages are determined by a court of competent jurisdiction to have been directly caused by a defective Product financed hereunder. Lessor will not be liable for performance delays or for non-performance, due to causes beyond its reasonable control. For any material breach of Support services by Agilent, Lessee's remedy and Lessor's liability will be limited to a refund of the related Support charges paid during the period of breach, up to a maximum of 12 months. THE REMEDIES PROVIDED HEREIN ARE LESSEE'S SOLE AND EXCLUSIVE REMEDIES. IN NO EVENT SHALL LESSOR BE LIABLE FOR LOSS OF DATA OR FOR DIRECT, INDIRECT, SPECIAL INCIDENTAL, CONSEQUENTIAL (INCLUDING LOST PROFIT), OR OTHER DAMAGE WHETHER BASED IN CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

13. EVENTS OF DEFAULT; REMEDIES

If Lessee fails to pay Rent when due and fails to cure such breach within ten
(10) days of notice of same, or in the event of any other breach of this Agreement, any Schedule hereunder, or any other Agreement between the parties hereto, or if any credit or other information submitted to Lessor is false or misleading in any material respect, or in the event of any act of insolvency or bankruptcy by or against Lessee, Lessor may, at its option exercise any one or more of the following remedies: (i) declare all sums due and to become due as immediately due and payable; (ii) enter upon the premises where the Product is located and take immediate possession of and remove the same; (iii) sell any or all of the Product at public or private sale or otherwise dispose of, hold, use or lease to others said Product; (iv) exercise any other right or remedy which may be available to Lessor under applicable law, including the right to recover damages or the breach hereof. No remedy referred to herein is intended to be exclusive but each shall be cumulative and in addition to any of the remedies referred to above or otherwise available to Lessor at law or in equity. No express or implied waived by Lessor of any default or a waiver of any of Lessor's rights. If any action is brought by either party to enforce this Agreement or to protect its interest in the Product, the losing party agrees to pay the costs thereof including reasonable attorneys' fees and other costs of collection.

14. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of California. Nothing herein shall be deemed to preclude or prevent Lessor from bringing any action or claim to enforce the provisions of this Agreement in any appropriate state or forum.

15. FINANCING STATEMENTS

Lessee hereby grants and Lessor reserves a Purchase Money Security Interest in the Product financed hereunder and any proceeds thereof to secure payment of any balance due hereunder. Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for protective purposes, related to this Agreement and any Schedule hereunder.

16. MISCELLANEOUS

(a) This Agreement, together with any Schedules hereunder, and any referenced addenda, exhibits or attachments shall constitute the entire understanding between the parties and supersedes any previous communications, representations, or agreements, whether oral or written; (b) any notice or demands made hereunder shall be in writing and by regular mail or facsimile; (c) No change or modification of any term or condition hereof shall be valid unless made in writing and signed by an authorized representative of each party; (d) Any provision of this Agreement which is unenforceable in any jurisdiction shall as to that jurisdiction only be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof.

By execution hereof, the signer on behalf of Lessee hereby certifies that s/he has read this Agreement and the referenced Exhibits, and that s/he is duly authorized by Lessee to execute this Agreement.


LESSOR: AGILENT TECHNOLOGIES                        LESSEE:  OPLINK COMMUNICATIONS, INC.
                                                    FEBRUARY 8, 2000

By:   /s/ Charmaine Gray                            By:  /s/ Lily Hsueh
   --------------------------------------------        ------------------------------------------------

Name:  Charmaine Gray                               Name:  Lily Hsueh
     ------------------------------------------          ----------------------------------------------
Title: N.A. Finance Mgr.        Date: 7/13/00       Title:  VP - Finance & Admin.        Date:  2/8/00
      ------------------------       ----------           ---------------------------         --------

                                                    (SECOND LESSEE AUTHORIZATION, IF NEEDED)

                                                    By:
                                                       -----------------------------------------------
                                                    Name:
                                                       -----------------------------------------------
                                                    Title:                               Date:
                                                       ------------------------------         --------

--------------------------------------------------------------------------------
Agilent Technologies                              Financing Agreement No.______
Product Schedule &
Payment Agreement - Page 1 of 2               February 8, 2000
--------------------------------------------------------------------------------

COMPANY                        (1)        FULL LEGAL NAME: Oplink Communications, Inc.
INFORMATION:
                                          STREET ADDRESS:  3475 N. First St.

PLEASE USE THE FULL LEGAL NAME OF         CITY: San Jose                  COUNTY:
YOUR COMPANY
                                          STATE:  CA                      ZIP CODE:  95134-1803
TAX STATUS
                                          FEDERAL TAX I.D. #:
(ATTACH DOCUMENTATION IF APPLICABLE)
                                          CONTACT:  Lily Hsueh            PHONE: (408) 965-7266
SALES/USE TAX
                                          |X| Taxable         |_| Direct Pay Permit         |_| Tax exempt
PERSONAL PROPERTY TAX
                                          |X| Paid Upfront    |_| Billed Upfront (financed) |_| Billed with each payment

                                          |_| Include in rate |_| Bill as additional        |X| Lessee pays directly

                                          |_| Lessee is exempt

----------------------------------------- -----------------------------------------------------------------------------------
                                          STREET ADDRESS:  Same As Above

PRODUCT LOCATION               (2)
(IF OTHER THAN ABOVE)

BILLING ADDRESS
(IF OTHER THAN ABOVE)

                                          CITY:                                 COUNTY:
                                          STATE:                                ZIP CODE:
                                          STREET ADDRESS:  Same As Above
                                          CITY:                                 COUNTY:
                                          STATE:                                ZIP CODE:
                                          CONTACT:                              PHONE:

-----------------------------------------------------------------------------------------------------------------------------
THIS SECTION BELOW IS TO BE COMPLETED BY YOUR AGILENT TECHNOLOGIES SALES TEAM.

OUR                            (3)
AGREEMENT                                 |X|  Master Lease #
INCLUDES:

THE ITEMS CHECKED ARE INCORPORATED AND    |_|  First Year Support Coverage          |_|  Multi Year Support Coverage
BY THIS REFERENCE MADE A PART OF THIS
AGREEMENT                                 |_|  Early Buyout Schedule dated          |_|
                                                                                       -----------------------------
                                          |_|                                       |_|
                                             -----------------------------             -----------------------------
-----------------------------------------------------------------------------------------------------------------------------
THE                            (4) THE PRODUCTS LISTED ON AGILENT QUOTATION #0003-35870 FOR $[ * ] AND THE ATTACHED
PRODUCT                            AMENDMENT #1 FOR $[ * ] ARE HEREBY INCORPORATED BY THIS REFERENCE.
SCHEDULE:


PLEASE ATTACH                              Net Price - Hardware           $[ * ]
EQUIPMENT QUOTE                            Net Price - Software           $[ * ]
OR COMPLETE THIS                      Total Net Price - Product           $[ * ]
SCHEDULE                                 Refinance per addendum           $[ * ]
                                                      Sales Tax           $[ * ]
                                                    Downpayment           $[ * ]
                                         Net Balance to Finance           $[ * ]


-----------------------------------------------------------------------------------------------------------------------------
LEASE                          (5)            TERM        NUMBER OF PAYMENTS      PAYMENT FREQUENCY       PAYMENT AMOUNT
PAYMENTS:                                 (IN MONTHS)                                                    (PLUS APPLICABLE
                                                                                                              TAXES)


                                               36                 36                   MONTHLY                $[ * ]
                                          ----------       ----------------        ---------------        ---------------

                                          ----------       ----------------        ---------------        ---------------


* CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
Agilent Technologies
Product Schedule &                               Financing Agreement No.________
Payment Agreement - Page 2 of 2
--------------------------------------------------------------------------------

    THIS AGREEMENT     |X|  Lease     |_|  Installment      |_|
(6) IS FOR AN:                                                 -------------
                       |_|  Rental    |_|  Easy Rent        |_|
                                                               -------------
--------------------------------------------------------------------------------


(7) 1. NON-CANCELLABLE: THIS AGREEMENT CANNOT BE CANCELLED OR TERMINATED EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN.

2. TERM. The term of this Schedule and Agreement for each Product covered hereunder shall commence upon the date Lessor executes the same and shall expire 60 months following the "Rent Commencement Date" as defined in paragraph 2 of the Financing Agreement, or on the expiration of any applicable renewal period. However, if Lessee has executed this Schedule and the Product ordered has been delivered prior to Lessor's execution thereof, the term of this Schedule and Agreement shall be effective on the date of execution by Lessee.

3. INTEREST. [Applicable only to Installment sales and leases with $1.00 buy out options]. The interest to be paid under this Schedule and Payment Agreement is $[ * ].

4. PURCHASE, RENEWAL, RETURN OPTIONS: Provided that no event of default has occurred and is continuing to occur at the end of the initial non-cancellable lease term or subsequent renewal term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:
(i) purchase all or some of the Product covered by this Agreement for:
(CHECK ONE)
|_| The then fair market value of each Product to be purchased.
Lessor will advise Lessee in writing as to the then applicable
Fair Market Value for each Product to be purchased;

                                       OR

|X| One Dollar ($1.00) for each Product (available only for State and Local Government Leases or with special approval);

                                       OR

|_| Fixed Purchase Option of _____% of the original amount to finance of the Product to be purchased (less discounts if applicable) plus any accrued late charges and taxes applicable to the transfer of this Product.
(ii) Except for EasyRent, renew all or some of the Equipment covered by this Agreement for an additional non-cancellable period of twelve (12) months for the:

|Net Price of Equipment to be Renewed        |        |  Original   |
|--------------------------------------------|    x   |Monthly x 75%|
|       Total Net Price of Equipment         |        |   Payment   |

(iii) renew all or some of the Product covered by this Agreement on a month-to-month basis for the:


|Net Price of Equipment to be Renewed        |        |  Original   |
|--------------------------------------------|    x   |   Monthly   |
|       Total Net Price of Equipment         |        |   Payment   |


(iv) return in accordance with the referenced Financing Agreement any Product covered by this Schedule that is not purchased or renewed. If Lessee fails to notify Lessor of its intentions at least sixty (60) days prior to the expiration of this Schedule, it is agreed that Lessee shall renew all of the Product covered hereunder in accordance with option (iii) above.

During the renewal period, Lessee may purchase all or some of the Product covered hereunder for the price computed in accordance with option (i) above by providing Lessor Sixty (60) days prior written notice.

If Lessee has selected a fixed-price purchase option, during the renewal period, such purchase option shall be re-determined based on the total lease term.

IF LESSEE EXERCISES ITS OPTION TO PURCHASE THE PRODUCT, IT IS SOLD IN IT'S THEN `AS IS' CONDITION AT ITS LOCATION WHEN THE OPTION IS EXERCISED.

5. EARLY BUYOUT OPTION: At its option beginning with the fourth (4th) month following the Rent Commencement Date, Lessee may purchase all of the Product in its then "as is" condition at its location when the option is exercised. Except for leases with Fair Market Value purchase options, the purchase price shall be determine from the referenced Early Buyout Schedule. The early buyout purchase price for leases with Fair Market Value purchase options shall be such that Lessor's projected yield from the lease shall be preserved.

6. PRODUCT UPGRADE/ADD-ON: At its option but subject to Lessor's prior written consent, Lessee may enhance or upgrade those items covered under this Schedule by leasing additional or upgrade Product on a then currently marketed Lessor upgrade program. Such additional or upgrade equipment shall be scheduled on a new Product Schedule and Payment Agreement.

7. UPGRADE CREDIT: If this Schedule reflects an upgrade credit for Product to be returned by Lessee, Lessee agrees to return such Equipment within thirty (30) days of delivery and acceptance of the new Product acquired hereunder to Lessor's remarketing facility.

8. FINANCING STATEMENT: Lessee hereby nominates and appoints Lessor as its attorney-in-fact for the sole purpose of executing on Lessee's behalf financing statements (and any appropriate amendments thereto) under the provisions of the Uniform Commercial Code for protective purposes.



(8) ----------------------------------------------------------------------------
  By execution hereof, the signer certifies that s/he has read this agreement and that s/he is duly authorized to execute this agreement on behalf of Lessee.

LESSOR: AGILENT TECHNOLOGIES                                 LESSEE:  OPLINK COMMUNICATIONS, INC.


By:   /s/ Charmaine Gray                                     By:  /s/ Lily Hsueh
    --------------------------                                   --------------------------------

Name:  Charmaine Gray                                        Name:  Lily Hsueh
     -------------------------                                    -------------------------------

Title: N.A. Finance Mgr.         Date: 7/13/00               Title:  VP - Finance & Admin.           Date:  2/8/00
      ------------------------        ---------------               ------------------------------         --------


*  CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------
Agilent Technologies                        Financing Agreement No.
Addendum                                                           ----------

--------------------------------------------------------------------------------

       AMENDMENT #1 TO THE AGILENT TECHNOLOGIES PRODUCT SCHEDULE & PAYMENT
                        AGREEMENT DATED FEBRUARY 8, 2000

ALL TERMS AND CONDITIONS OF THE MASTER FINANCE AGREEMENT SHALL REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT. THE FOLLOWING MODIFICATION HAS BEEN MADE TO THE AGILENT TECHNOLOGIES PRODUCT SCHEDULE & PAYMENT AGREEMENT ENTERED INTO ON FEBRUARY 8, 2000 AND SHALL BECOME PART OF AND SUBJECT TO ITS TERMS AND CONDITIONS WHICH, EXCEPT AS MODIFIED HEREIN, REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

THE FOLLOWING LEASE NUMBERS AND CORRESPONDING BUYOUT AMOUNTS ARE INCORPORATED IN THE REFINANCE PORTION OF THE AGILENT TECHNOLOGIES PRODUCT SCHEDULE AND PAYMENT AGREEMENT DATED FEBRUARY 8, 2000.

              LEASE NUMBER          BUYOUT AMOUNT
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     [ * ]              $[ * ]
                     TOTAL              $[ * ]



-------------------------------------------------------------------------------
By execution hereof, the signer on behalf of Lessee hereby certifies that s/he has read this Agreement and the referenced Exhibits, and that s/he is duly authorized by Lessee to execute this Agreement.


LESSOR: AGILENT TECHNOLOGIES                              LESSEE:  OPLINK COMMUNICATIONS, INC.
By:   /s/ Charmaine Gray                                  By:  /s/ Lily Hsueh
   ---------------------------                               ---------------------------------
Name:  Charmaine Gray                                     Name:  Lily Hsueh
      ------------------------                                 -------------------------------
Title: N.A. Finance Mgr.        Date: 7/13/00             Title:  VP - Finance & Admin.           Date:  2/8/00
      ------------------------       ---------------            ------------------------------         --------

                                                          (SECOND LESSEE AUTHORIZATION, IF NEEDED)

                                                          By:
                                                             ---------------------------------
                                                          Name:
                                                               -------------------------------
                                                          Title:                                  Date:
                                                               -------------------------------         ----------


                                                          (SECOND LESSEE AUTHORIZATION, IF NEEDED)

                                                          By:
                                                             ---------------------------------
                                                          Name:
                                                               -------------------------------
                                                          Title:                                  Date:
                                                               -------------------------------         ----------


*  CONFIDENTIAL TREATMENT REQUESTED

                                                      AGILENT TECHNOLOGIES, INC.
                                                      9780 SOUTH MERIDIAN
                                                      BOULEVARD
                                                      MS 24EN-4-14
                                                      ENGLEWOOD, COLORADO 80112

AGILENT TECHNOLOGIES
INNOVATING THE HP WAY

                                  March 7, 2000

Ms. Lily Hsueh
Oplink Communications, Inc.
3475 North First Street
San Jose, CA  95134-1803

Re:    Agilent Lease Agreement #AR255A
       Amendment #1

Dear Ms. Hsueh:

Due to the cash buyout of a Tunable Laser Source, product [ * ], from lease 6722A, your financing Agreement has been amended to reflect the following changes.

                                    CHANGE FROM        CHANGE TO

Net Price Hardware                  $[ * ]             $[ * ]
Refinanced Amount                   $[ * ]             $[ * ]
Amount to Finance:                  $[ * ]             $[ * ]
Monthly Payment:                    $[ * ]             $[ * ]

As both your amounts to finance and monthly payments decrease, it is not necessary to sign and return this amendment. All other terms and conditions remain unchanged. If you have any questions, please call me at (303) 662-4913

Sincerely,

AGILENT TECHNOLOGIES
Agilent Finance

/s/ Sax Willson

Sax Willson
Financing Services Representative


*  CONFIDENTIAL TREATMENT REQUESTED